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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: NOVEMBER 12, 2003
               Date of Earliest Event Reported: SEPTEMBER 17, 2003

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             0-20421                                84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 17, 2003, Liberty Media Corporation (the "Company") completed its previously announced acquisition (the "Closing") of Comcast Corporation's ("Comcast") approximate 57% ownership stake (the "Acquired Interest") in QVC, Inc. ("QVC"), pursuant to an Amended and Restated Stock Purchase Agreement, dated as of June 30, 2003, among the Company, Comcast, Comcast QVC, Inc., a wholly owned subsidiary of Comcast, and QVC (the "Stock Purchase Agreement"). At Closing, the Company delivered 217,709,773 shares of its Series A common stock (the "Shares"), its Floating Rate Senior Notes due 2006 in an aggregate principal amount of $3,999,990,000 (the "Floating Rate Notes") and approximately $1.35 billion in cash, in full payment of the $7.9 billion purchase price for the Acquired Interest (the "Purchase Price"). The resale of the Shares and the Floating Rate Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company's effective registration statement on Form S-3 (File No. 333-107613) (the "Resale Shelf"). The Company now owns approximately 98% of QVC's outstanding shares. The remaining shares are held by members of the QVC management team. Copies of the Stock Purchase Agreement and the press release announcing the Closing are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The foregoing description of the Stock Purchase Agreement is qualified in its entirety by the complete text thereof.

The Company's Floating Rate Notes were issued under the Thirteenth Supplemental Indenture, dated as of September 17, 2003 (the "Thirteenth Supplement"), to the Indenture, dated as of July 7, 1999, as supplemented through the date of Closing (as so supplemented, the "Indenture"), between the Company and The Bank of New York, as trustee. A copy of the Thirteenth Supplement is attached hereto as
Exhibit 99.3 and is incorporated by reference herein. The foregoing description of the Thirteenth Supplement is qualified in its entirety by the complete text thereof.

Substantially all of the cash component of the Purchase Price was funded with the proceeds from the Company's issuance of its 3.50% Senior Notes due 2006, in an aggregate principal amount of $1.35 billion (the "Fixed Rate Notes"), under the Fourteenth Supplemental Indenture, dated as of September 17, 2003 (the "Fourteenth Supplement"), to the Indenture. The Fixed Rate Notes were sold pursuant to a Purchase Agreement, dated September 12, 2003 (the "Purchase Agreement"), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole manager (the "Underwriter"). Pursuant to the Purchase Agreement, proceeds from the sale of the Fixed Rate Notes in an amount equal to $1,346,814,000 were delivered at the Closing. The sale of the Fixed Rate Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company's effective shelf registration statement on Form S-3 (File No. 333-66034). Copies of the Fourteenth Supplement and the Purchase Agreement are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated by reference herein. The foregoing descriptions of the Fourteenth Supplement and the Purchase Agreement are qualified in their entirety by the complete text thereof.

In connection with the execution of a purchase agreement, dated September 19, 2003, by and among the Company, Comcast, certain of the selling securityholders named in the Resale Shelf (the "Selling Securityholders") and the underwriters named therein (the "Resale Agreement"), Comcast requested that the Company amend the terms of the Floating Rate Notes to (1) to change the convention by which interest accrues thereon from twelve 30-day months divided by 360 to the actual number of days elapsed in an interest period divided by 360; (2) to change the discount convention in the optional redemption provision applicable thereto in the same manner as described in the immediately preceding clause (1); and (3) to include a definition of London Business Day for use in the determination of LIBOR (collectively, the "Amendments"). The Company agreed to effectuate the Amendments concurrently with or prior to the consummation of the sale by the Selling Securityholders of $2.5 billion aggregate principal amount of Floating Rate Notes pursuant to the Resale Agreement (the "Resale Closing"). The Company and Comcast also agreed that, concurrently with the consummation of the Resale Closing, the Company would repurchase $500 million aggregate principal amount of Floating Rate Notes from certain of the selling securityholders named in the Resale Shelf at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of repurchase (the "Note Repurchase").

On September 24, 2003, the Company executed and delivered an Amended and Restated Thirteenth Supplemental Indenture, dated and effective as of September 17, 2003, between the Company and the Trustee (the "Amended and Restated Thirteenth Supplement), to effectuate the Amendments. A copy of the Amended and Restated Thirteenth Supplement is attached hereto as Exhibit 99.7 and is incorporated by reference herein. The foregoing description of the Amended and Restated Thirteenth Supplement is qualified in its entirety by the complete text thereof.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

ITEM 7 IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
          Not required.

(b)  PRO FORMA FINANCIAL INFORMATION.
          Not required.

(c)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Amended and Restated Stock Purchase Agreement, dated as of June
               30, 2003, by and among the Company, Comcast, Comcast QVC, Inc.
               and QVC (incorporated by reference to Exhibit 99.1 to the Current
               Report on Form 8-K, filed by the Company on September 18, 2003,
               Commission File No. 0-20421). The Company undertakes to furnish the Securities and Exchange Commission, upon request, a copy of all omitted schedules thereto.

99.2           Press Release, issued September 17, 2003 by the Company
               (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K, filed by the Company on September 18, 2003,
               Commission File No. 0-20421).

99.3           Thirteenth Supplemental Indenture, dated as of September 17,
               2003, between the Company and The Bank of New York (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K, filed by the Company on September 18, 2003, Commission File No.
               0-20421).

99.4           Fourteenth Supplemental Indenture, dated as of September 17,
               2003, between the Company and The Bank of New York (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K, filed by the Company on September 18, 2003, Commission File No.
               0-20421).

99.5 Purchase Agreement, dated September 12, 2003, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated
               (incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K, filed by the Company on September 18, 2003,
               Commission File No. 0-20421).

99.6 Computation of Ratio of Earnings To Fixed Charges (incorporated by reference to Exhibit 99.6 to the Current Report on Form 8-K, filed by the Company on September 18, 2003, Commission File No.
               0-20421).

99.7 Amended and Restated Thirteenth Supplemental Indenture, dated and effective as of September 17, 2003, between the Company and The
               Bank of New York (incorporated by reference to Exhibit 99.7 to the Current Report on Form 8-K/A, filed by the Company on September 24, 2003, Commission File No. 0-20421).

99.8           Form of Initial Purchaser Note (as defined in Exhibit 99.7)
               (incorporated by reference to Exhibit 99.8 to the Current Report on Form 8-K/A, filed by the Company on September 24, 2003,
               Commission File No. 0-20421).

99.9           Form of Transferee Global Note (as defined in Exhibit 99.7)
               (incorporated by reference to Exhibit 99.9 to the Current Report on Form 8-K/A, filed by the Company on September 24, 2003,
               Commission File No. 0-20421).
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003

                                        LIBERTY MEDIA CORPORATION

                                        By: /s/ Charles Y. Tanabe
                                            -----------------------------------
                                            Name:  Charles Y. Tanabe
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary
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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Amended and Restated Stock Purchase Agreement, dated as of June
               30, 2003, by and among the Company, Comcast, Comcast QVC, Inc.
               and QVC (incorporated by reference to Exhibit 99.1 to the Current
               Report on Form 8-K, filed by the Company on September 18, 2003,
               Commission File No. 0-20421). The Company undertakes to furnish the Securities and Exchange Commission, upon request, a copy of all omitted schedules thereto.

99.2           Press Release, issued September 17, 2003 by the Company
               (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K, filed by the Company on September 18, 2003,
               Commission File No. 0-20421).

99.3           Thirteenth Supplemental Indenture, dated as of September 17,
               2003, between the Company and The Bank of New York (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K, filed by the Company on September 18, 2003, Commission File No.
               0-20421).

99.4           Fourteenth Supplemental Indenture, dated as of September 17,
               2003, between the Company and The Bank of New York (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K, filed by the Company on September 18, 2003, Commission File No.
               0-20421).

99.5 Purchase Agreement, dated September 12, 2003, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated
               (incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K, filed by the Company on September 18, 2003,
               Commission File No. 0-20421).

99.6 Computation of Ratio of Earnings To Fixed Charges (incorporated by reference to Exhibit 99.6 to the Current Report on Form 8-K, filed by the Company on September 18, 2003, Commission File No.
               0-20421).

99.7 Amended and Restated Thirteenth Supplemental Indenture, dated and effective as of September 17, 2003, between the Company and The
               Bank of New York (incorporated by reference to Exhibit 99.7 to the Current Report on Form 8-K/A, filed by the Company on September 24, 2003, Commission File No. 0-20421).

99.8           Form of Initial Purchaser Note (as defined in Exhibit 99.7)
               (incorporated by reference to Exhibit 99.8 to the Current Report on Form 8-K/A, filed by the Company on September 24, 2003,
               Commission File No. 0-20421).

99.9           Form of Transferee Global Note (as defined in Exhibit 99.7)
               (incorporated by reference to Exhibit 99.9 to the Current Report on Form 8-K/A, filed by the Company on September 24, 2003,
               Commission File No. 0-20421).